Exhibit 99.1

iMedicor, Inc. Announces Appointment of Srini Vasan as Chief Technology Officer

Windermere, FL / ACCESSWIRE / April 8, 2014 / iMedicor, Inc. (VMCI), a provider of portal-based, software services for the healthcare industry, announced on April 8, 2014 that the Board of Directors of iMedicor, Inc. has appointed Srini Vasan to the position of Chief Technology Officer and as a member of the Executive Management Team.  Mr. Vasan had previously held the title of Senior Vice President of Technology.

Mr. Vasan is a seasoned technologist with over 20 years of broad experience designing, developing and managing software products, including healthcare software that enables fast, secure and efficient clinical records access, communication and collaboration between healthcare professionals and patients. Mr. Vasan’s responsibilities include all technology architecture and development for existing and new products as well as service and support of existing technologies and technology operations within iMedicor.

Mr. Vasan earned a Master of Science degree in Mechanical Engineering from IIT, Madras and a Bachelor of Science degree in Mechanical Engineering from BITS, Pilani.

Robert McDermott, President and CEO of iMedicor said, "I am delighted that the Board has appointed Srini Vasan to the position of Chief Technology Officer.  We were fortunate to add him to the team last August.  Since that time Srini has taken on broad executive responsibilities.  Upon arrival last August, Srini corrected issues with our core platform and products.  He has also jump started architecture and development of our next generation products. The Board has recognized Srini’s accomplishments and responsibilities and has elected to name him as a permanent member of the Executive Management Team.  We look forward to Srini’s continued contributions to the iMedicor team.”

ABOUT IMEDICOR

iMedicor is a national provider of secure, HIPAA-compliant communications solutions for the healthcare community. iMedicor offers physicians, patients and other healthcare providers the use of a secure, HIPAA-compliant communications network that addresses current federal standards for security and interoperability as defined by Meaningful Use regulations. iMedicor also serves as a leading national Meaningful Use consultancy that assists doctors and dentists convert from paper to electronic health records (EHRs) while qualifying under Meaningful Use Federal Incentive Funding guidelines.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company's future financial performance and involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein are included in the Company's filings with the Securities and Exchange Commission. Actual results could differ materially from those anticipated in these forward-looking statements.

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For more information contact: John Schneller at iMedicor, 888-810-7706, ext. 822.